Exhibit 99.1

Exelis reports third-quarter 2014 financial results; revises full-year guidance

  $1.5 billion in funded orders in the quarter and funded backlog increase of 15 percent over the second quarter of 2014
  C4ISR segment revenue increases year-over-year for second consecutive quarter
  2014 full-year guidance revised to reflect successful spin-off of Vectrus

MCLEAN, Va.--(BUSINESS WIRE)--October 31, 2014--Exelis (NYSE: XLS) reported financial results for the third quarter of 2014. Third-quarter revenue was $1.1 billion, a six percent decrease from the third quarter of 2013, and third-quarter earnings were $52 million, or $0.27 per diluted share, a 34 percent decrease from the third quarter of 2013. Adjusted earnings, which exclude costs related to the spin-off of Vectrus, were $0.32 per share, a 22 percent decrease from the same period in 2013. Exelis generated $39 million in free cash flow during the quarter.

The company earned $1.5 billion in funded orders during the third quarter of 2014, including new business in its strategic growth platforms. Key announcements during the quarter included:

  Completion of the spin-off of the former Mission Systems business into Vectrus, a separate, publicly traded government services provider;
  A contract to provide advanced military air traffic management capabilities to the Saudi Arabian National Guard;
  An award from the U.S. Army for Generation 3 night vision equipment;
  A follow-on contract from Lockheed Martin for composite missile bodies and structures for the Joint Air-to-Surface Standoff Missile;
  Acquisition of Barco Orthogon, based in Bremen, Germany, which provides applications for air traffic flow management and decision-making to airport operators and air navigation service providers around the world.

“We are encouraged by the developing trend of revenue growth in our C4ISR segment and continue to earn new business in each of our strategic growth platforms, as well as from targeted international and commercial customers,” said Exelis CEO and President David F. Melcher. “Successful completion of the Vectrus spinoff was also a major milestone for us in the third quarter and positions both companies for success in the future.”

Segment Results

C4ISR Electronics and Systems

C4ISR Electronics and Systems third-quarter 2014 revenue was $503 million, up 1 percent from the same period in 2013 due to higher revenue on airborne and shipboard electronic warfare products, partially offset by lower revenue from domestic radios. Segment adjusted operating income for the quarter was $64 million, a decrease of 7 percent from the third quarter of 2013.

Information and Technical Services

Information and Technical Services third-quarter 2014 revenue was $565 million, a decrease of 12 percent from the same period in 2013, driven by lower customer activity in several U.S. government programs in Afghanistan. Third-quarter adjusted operating income for the segment was $47 million, down 27 percent from the same period in 2013, primarily due to lower revenue.

2014 Guidance

Sales	≈$3.25 billion
Adjusted Operating Margin	≈12.5%
Adjusted Earnings Per Share	≈$1.22
Free Cash Flow	≈$140 million

Exelis is adjusting its 2014 financial guidance to account for the spin-off of Vectrus, which was completed on September 27, 2014. Financial guidance includes approximately $15 million of projected restructuring expense and excludes approximately $25 million of expenses related to the spin-off of Vectrus. The company notes that forward-looking statements of future performance made in this release are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below.

Investor Call Today

Exelis senior management will host a conference call for investors today at 10 a.m. EDT to review third-quarter 2014 results and guidance, and answer questions. The briefing can be monitored live via webcast at the following address on the company's website: http://investors.exelisinc.com.

About Exelis

Exelis is a diversified, global, aerospace, defense and information solutions company that leverages a 50-year legacy of deep customer knowledge and technical expertise to deliver affordable, mission-critical solutions for global customers. We are a leader in positioning and navigation, sensors, air traffic management solutions, image processing and distribution, communications and information systems, and focused on strategic growth in the areas of critical networks, ISR and analytics, electronic warfare and composite aerostructures. Headquartered in McLean, Va., Exelis employs approximately 10,000 people and generated 2013 sales of $4.8 billion. For more information, visit our website at www.exelisinc.com or connect with us on Facebook, Twitter, LinkedIn and YouTube.

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Some of the information included herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “may,” “could,” “outlook” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to:

  Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. government or international defense budgets;
  Government regulations and compliance therewith, including changes to the Department of Defense procurement process;
  Our international operations, including sales to foreign customers;
  Competition, industry capacity and production rates;
  Misconduct of our employees, subcontractors, agents and business partners;
  The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters;
  Changes in interest rates and other factors that affect earnings and cash flows;
  The mix of our contracts and programs, our performance, and our ability to control costs;
  Governmental investigations;
  Our level of indebtedness and our ability to make payments on or service our indebtedness;
  Subcontractor performance;
  Economic and capital markets conditions;
  The availability and pricing of raw materials and components;
  Ability to retain and recruit qualified personnel;
  Protection of intellectual property rights;
  Changes in technology;
  Contingencies related to actual or alleged environmental contamination, claims and concerns;
  Security breaches and other disruptions to our information technology and operations;
  Our ability to execute our internal performance plans including restructuring, productivity improvements and cost reduction initiatives;
  Unanticipated changes in our tax provisions or exposure to additional income tax liabilities; and
  Ability to execute our internal performance plans, including restructuring, productivity and cost-reduction initiatives.

The forward-looking statements in this release are made as of the date hereof and the company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the Exelis Inc. Form 10-K for the fiscal year ended December 31, 2013, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

Exelis Inc.
Consolidated Statements of Operations
(unaudited)

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Product revenue	$503	$498	$1,506	$1,515
Service revenue	565	643	1,724	2,062
Total revenue	1,068	1,141	3,230	3,577
Cost of product revenue	356	354	1,088	1,091
Cost of service revenue	477	537	1,456	1,708
Selling, general and administrative expenses	117	100	344	337
Research and development expenses	18	11	43	39
Restructuring and asset impairment charges	4	6	11	68
Operating income	96	133	288	334
Interest expense, net	9	10	27	28
Other (income) expense, net	(1)	3	(5)	2
Income from continuing operations before income tax expense	88	120	266	304
Income tax expense	36	40	101	102
Net income	$52	$80	$165	$202
Earnings Per Share
Basic
Net income	$0.28	$0.42	$0.87	$1.07
Diluted
Net income	$0.27	$0.41	$0.85	$1.06
Weighted average common shares outstanding – basic	188.4	188.5	189.0	188.3
Weighted average common shares outstanding – diluted	193.2	192.8	193.9	191.0
Cash dividends declared per common share	$0.10	$0.10	$0.31	$0.31

Exelis Inc.
Consolidated Balance Sheets
(unaudited)

(IN MILLIONS)	September 30,	December 31,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$524	$469
Receivables, net	939	939
Inventories, net	258	246
Deferred tax asset	44	16
Other current assets	42	70
Total current assets	1,807	1,740
Plant, property and equipment, net	452	498
Goodwill	2,195	2,184
Other intangible assets, net	157	167
Deferred tax asset	186	216
Other non-current assets	120	79
Total non-current assets	3,110	3,144
Total assets	$4,917	$4,884
Liabilities and Shareholders' Equity
Current liabilities
Accounts payable	$311	$367
Advance payments and billings in excess of costs	266	301
Compensation and other employee benefits	183	216
Other accrued liabilities	173	160
Total current liabilities	933	1,044
Defined benefit plans	1,259	1,407
Long-term debt	778	649
Deferred tax liability	3	2
Other non-current liabilities	155	130
Total non-current liabilities	2,195	2,188
Total liabilities	3,128	3,232
Commitments and contingencies
Shareholders' equity
Common stock	2	2
Additional paid-in capital	2,660	2,623
Treasury stock	(69)	(16)
Retained earnings	580	475
Accumulated other comprehensive loss	(1,384)	(1,432)
Total shareholders' equity	1,789	1,652
Total liabilities and shareholders' equity	$4,917	$4,884

Exelis Inc.
Consolidated Statements of Cash Flows
(unaudited)

(IN MILLIONS)	Nine Months Ended September 30,
	2014	2013
Operating activities
Net income	$165	$202
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	88	85
Stock-based compensation	21	25
Restructuring and asset impairment charges	11	68
Payments for restructuring	(23)	(42)
Defined benefit plans expense	48	69
Defined benefit plans payments	(134)	(136)
Change in assets and liabilities
Change in receivables	1	(22)
Change in inventories	(10)	(4)
Change in other assets	9	(5)
Change in accounts payable	(56)	(93)
Change in advance payments and billings in excess of costs	(35)	13
Change in deferred taxes	(14)	31
Change in other liabilities	2	(73)
Other, net	(2)	—
Net cash provided by operating activities	71	118
Investing activities
Capital expenditures	(37)	(57)
Proceeds from the sale of assets	4	9
Acquisitions, net of cash acquired	(22)	(16)
Other, net	(1)	—
Net cash used in investing activities	(56)	(64)
Financing activities
Proceeds from issuance of debt	140	—
Payment of debt issuance costs	(4)	—
Dividends paid	(60)	(39)
Common stock repurchased	(53)	(5)
Proceeds from exercise of stock options	17	11
Other, net	2	(2)
Net cash provided by (used in) financing activities	42	(35)
Exchange rate effects on cash and cash equivalents	(2)	(2)
Net change in cash and cash equivalents	55	17
Cash and cash equivalents – beginning of year	469	292
Cash and cash equivalents – end of period	$524	$309

Key Performance Indicators and Non-GAAP Financial Measures

Management reviews key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among other metrics on a regular basis. In addition, we consider certain additional measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including, but not limited to, acquisitions and debt repayment. These metrics, however, are not measures of financial performance under accounting principles generally accepted in the United States of America (GAAP) and should not be considered a substitute for revenue, operating income, income from continuing operations, or net cash from continuing operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:

“Adjusted net income” defined as net income, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments.

“Segment adjusted operating income” defined as operating income of our two segments, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments.

“Segment adjusted operating margin” defined as segment adjusted operating income as defined above, divided by revenue.

“Free cash flow” defined as GAAP cash provided by operating activities, less capital expenditures plus separation costs related to the spin-off of Mission Systems. This metric does not include dividend payments.

“Estimated adjusted net income excluding Vectrus” defined as adjusted net income as defined above adjusted to exclude estimated Vectrus results and give effect to spin-related estimated G&A/tax adjustments.

“Estimated adjusted operating income excluding Vectrus" defined as adjusted operating income as defined above adjusted to exclude estimated Vectrus results and give effect to spin-related estimated G&A/tax adjustments.

“Estimated adjusted operating margin excluding Vectrus" defined as estimated adjusted operating income as defined above adjusted to exclude estimated Vectrus results and give effect to spin-related estimated G&A/tax adjustments.

“Estimated adjusted free cash flow excluding Vectrus" defined as free cash flow as defined above adjusted to exclude estimated Vectrus results and give effect to spin-related estimated G&A/tax adjustments.

Exelis Inc.
Non-GAAP Financial Measures - Adjusted Net Income & Adjusted EPS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ million, except per share)	2014	2013	2014	2013
Net Income	52	80	165	202

Separation Costs for the Vectrus Spin-off, net of tax	9	-	19	-
Adjusted Net Income	61	80	184	202

Net Income per fully diluted share	$0.27	$0.41	$0.85	$1.06
Adjusted Net Income per fully diluted share	$0.32	$0.41	$0.95	$1.06

Weighted Average Shares Outstanding, Diluted	193.2	192.8	193.9	191.0

Exelis Inc.
Non-GAAP Financial Measures - Adjusted Segment Operating Income & Operating Margin

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ million)	2014	2013	2014	2013
Sales	1,068	1,141	3,230	3,577
C4ISR	503	498	1,506	1,515
I&TS	565	643	1,724	2,062

Segment Operating Income, As Reported	96	133	288	334
C4ISR	59	69	162	128
I&TS	37	64	126	206

Separation Costs for the Vectrus Spin-off, pre tax	15	-	30	-
C4ISR	5	-	13	-
I&TS	10	-	17	-

Segment Operating Income, Adjusted	111	133	318	334
C4ISR	64	69	175	128
I&TS	47	64	143	206

Segment Operating Margin, As Reported
C4ISR	11.7%	13.9%	10.8%	8.4%
I&TS	6.5%	10.0%	7.3%	10.0%

Segment Operating Margin, Adjusted
C4ISR	12.7%	13.9%	11.6%	8.4%
I&TS	8.3%	10.0%	8.3%	10.0%

Operating Margin, As Reported	9.0%	11.7%	8.9%	9.3%
Operating Margin, Adjusted	10.4%	11.7%	9.8%	9.3%

Exelis Inc.
Free Cash Flow Year-to-Date

	Nine Months Ended	Nine Months Ended
	September 30,	September 30,
($ million)	2014	2013
Cash Flow From Operating Activities	71	118

Subtract:
Capital Expenditures	(37)	(57)
Free Cash Flow	34	61

Add:
Separation Costs for the Mission Systems Spin-off, net of tax	19	-
Free Cash Flow, as Adjusted	53	61

Exelis Inc.
Free Cash Flow Quarter-to-Date

	Three Months Ended	Nine Months Ended	Six Months Ending
	September 30,	September 30,	June 30,
($ million)	2014	2014	2014
Cash Flow From Operating Activities	49	71	22

Subtract:
Capital Expenditures	(19)	(37)	(18)
Free Cash Flow	30	34	4

Add:
Separation Costs for the Mission Systems Spin-off, net of tax	9	19	10
Free Cash Flow, as Adjusted	39	53	14

Exelis Inc.
Non-GAAP Financial Measures - Adjusted Net Income & Adjusted EPS Excluding Vectrus Results

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ million, except per share)	2014	2013	2014	2013
Reported Net Income	52	80	165	202
Subtract: Estimated Net Income, Vectrus Operations	2	24	22	84
Estimated Net Income, Stand-alone Exelis	50	56	143	118

Separation costs for the Vectrus spin-off, net of tax	9	-	19	-
Subtract: Separation costs, Vectrus Operations	8	-	15	-
Separation costs, Stand-alone Exelis	1	-	4	-

Adjusted Net Income	61	80	184	202
Subtract: Estimated Adjusted Net Income, Vectrus Operations	10	24	37	84
Estimated Adjusted Net Income, Stand-alone Exelis	51	56	147	118

Net Income per fully diluted share	0.27	0.41	0.85	1.06
Subtract: Estimated Net Income per fully diluted share, Vectrus Operations	0.01	0.13	0.11	0.44
Estimated Net Income per fully diluted share, Stand-alone Exelis	0.26	0.29	0.74	0.62

Adjusted Net Income per fully diluted share	0.32	0.41	0.95	1.06
Subtract: Estimated Adjusted net Income per fully diluted share, Vectrus Operations	0.06	0.13	0.19	0.44
Estimated Adjusted Net Income per fully diluted share, Stand-alone Exelis	0.26	0.29	0.76	0.62

Weighted Average Shares Outstanding, Diluted	193.2	192.8	193.9	191

Exelis Inc.
Non-GAAP Financial Measures - Adjusted Net Income & Adjusted EPS Excluding Vectrus Results

	Three Months Ended				Three Months Ended
	September 30, 2014				September 30, 2013
		Estimated	Separation Costs	Estimated		Estimated	Separation Costs	Estimated
		Vectrus	Stand-alone	Stand-alone		Vectrus	Stand-alone	Stand-alone
($ million)	As Reported	Operations	Exelis	Exelis	As Reported	Operations	Exelis	Exelis
Orders	1,544	(686)		858	1,969	(922)		1,047
C4ISR	437			437	540			540
I&TS	1,107	(686)		421	1,429	(922)		507

Sales	1,068	(288)		780	1,141	(346)		795
C4ISR	503			503	498			498
I&TS	565	(288)		277	643	(346)		297

Operating Income	96	(2)	2	96	133	(32)		101
C4ISR	59		1	60	69	(2)		67
I&TS	37	(2)	1	36	64	(30)		34

Operating Margin	9.0%			12.3%	11.7%			12.7%
C4ISR	11.7%			11.9%	13.9%			13.5%
I&TS	6.5%			13.0%	10.0%			11.4%

Cash Flow from Operating Activities	49	(35)	2	16	74	(12)		62
Subtract: Capital Expenditures	(19)	-		(19)	(20)	-		(20)
Free Cash Flow	30	(35)	2	(3)	54	(12)	-	42

CONTACT:
Exelis
Investors
Katy Herr, 703-790-6376
Katy.Herr@exelisinc.com
or
Media
B.J. Talley, 703-790-6349
William.Talley@exelisinc.com